UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 3, 2009

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Rella Blvd., Suite 160, Montebello, NY	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 533-4225

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Shareholder Letter

On December 3, 2009, Advance Nanotech, Inc.  (the “Company”), released a letter to its shareholders from its Chief Executive Officer to update shareholders on recent developments (the “Shareholder Letter”). A copy of the Shareholder Letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This report contains certain forward-looking statements of the Company’s intentions, hopes, beliefs, expectations, strategies, and predictions with respect to future activities or other future events or conditions within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are usually identified by the use of words such as “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “should,” “could,” or similar expressions. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined above and under Item 1A. “Risk Factors” and other sections of the Annual Report, that may cause the Company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements, express or implied by these forward-looking statements.

Although the Company believes that the assumptions underlying the forward-looking statements contained in this report are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report and any amendments to this report. The Company will not update these statements unless the securities laws require us to do so. Accordingly, you should not rely on forward-looking statements because they are subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results to differ materially from those contemplated by the forward-looking statements.

Risk Factors Update

The Company is also filing this Report to update certain information regarding its risk factors, as set forth below in this Item 8.01.    The following is a summary of certain risks we face. They are not the only risks we face. Additional risks of which we are not presently aware or that we currently believe are immaterial may also harm our business and results of operations. The trading price of our common stock could decline due to the occurrence of any of these risks, and investors could lose all or part of their investment. In assessing these risks, investors should also refer to the other information contained or incorporated by reference in our other filings with the Securities and Exchange Commission, including the additional risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”).

Unless otherwise noted, the terms “Advance Nanotech”, the “Company”, “we”, “us”, and “our” refer to the ongoing business operations of Advance Nanotech, Inc. and its subsidiaries, whether conducted through Advance Nanotech or a subsidiary of the company.

We may be classified as an inadvertent investment company.

The Investment Company Act of 1940 (the "ICA") regulates the activities of an entity which is deemed to be an ''investment company" under the ICA. The regulations are extensive, and among other things, impose a restriction on the types of businesses an investment company can engage in, imposes reporting requirements, limits leverage and affiliate transactions and imposes limitations on capital structure and dividend paying ability. An unregistered investment company is prohibited by the ICA from engaging in any business in interstate commerce.

Under the ICA, an entity is generally deemed to be an investment company if the value of its investment securities (excluding securities of majority-owned subsidiaries) exceeds 40% of the value of such issuer's total assets (exclusive of government securities and cash).

As referenced in the attached Shareholder Letter, as a result of a series of transaction, our equity percentage ownership in Owlstone Nanotech, formerly a majority-owned subsidiary, has been reduced to approximately 38%. Since our interest in Owlstone comprises substantially all of our assets, we may be deemed to have become an 'inadvertent' investment company under the ICA, even though we are not engaged in the business of investing, reinvesting or trading in securities and we do not hold ourselves out as being engaged in those activities.

We intend to seek an order from the SEC which will exempt us from being characterized as an investment company. There can be no assurance that such an order will be forthcoming from the SEC on a timely basis. If an exempt order is not issued, our business will be materially and adversely impacted.

Advance Nanotech and Owlstone may no longer be consolidated for financial reporting purposes.

The financial statements of Advance Nanotech and Owlstone have historically been consolidated.  As a result of the Owlstone Transaction, the financial results of Owlstone may or may not be consolidated with those of Advance Nanotech in the future.  Consolidation rules under FASB Interpretation No. 46 (R) (“FIN 46(R)”) state that an entity may still be subject to consolidation, even if the ownership stake drops below 50% depending upon a number of tests and circumstances.  The Company is currently evaluating the impact that FIN 46(R) may have on its consolidated financial statement disclosures.

Conflicts of interest may exist between Advance Nanotech and Owlstone.

Advance Nanotech and Owlstone have the same chief executive officer and chief financial officer and two common members on their board of directors.  Conflicts of interest may arise between these common officers and directors and the interests of the respective shareholders that they serve.  For example, both Advance Nanotech and Owlstone may have an interest in raising capital to fund its respective businesses.  These potential conflicts of interest may be resolved by one or more of the common officers and directors resigning from one or both of the entities that they currently serve.  The loss of a member of management or a director may have an adverse effect the operations of Advance Nanotech and/or Owlstone.

Substantially all of our economic value is derived from our ownership of minority interests in Owlstone over which we exercise no day-to-day control.

As a result of the Owlstone Transaction, Advance Nanotech owns approximately a 38% interest in Owlstone.  Advance Nanotech, however, does not exercise voting or operational control over Owlstone. The management team of Owlstone could make business decisions without Advance Nanotech’s consent, which could impair the economic value of Advance Nanotech’s investment in that entity. Any such diminution in the value of the Owlstone investment could have an adverse impact on our business, results of operations, financial condition and prospects.

Advance Nanotech and Owlstone will no longer file a consolidated United States Tax Return and the Net Operating Loss Carryforwards (“NOL”) will be limited.

As a result of the Owlstone Transaction, Advance Nanotech’s ownership dropped below the requisite threshold of 80% in order for the two entities to continue filing a consolidated U.S. tax return. The NOLs attributable to Advance Nanotech and Owlstone are approximately $18 million and $5 million, respectively.

Despite current indebtedness levels, Advance Nanotech may still be able to incur $3,000,000 of additional debt. This could further exacerbate the risks associated with our substantial leverage.

Advance Nanotech may be able to incur $3,000,000 of additional indebtedness in the future. If new debt is added to Advance Nanotech’s current debt levels, the related risks that we now face could intensify and our ability to satisfy our obligations with respect to our outstanding notes and notes issued in the future could be adversely affected.

Except for its ownership interest in Owlstone, Advance Nanotech has no assets, revenues or operations.

Substantially all of Advance Nanotech’s assets consist of the 38% minority interest in Owlstone.  Advance Nanotech has no revenues and operations other than those attributed to its ownership interest in Owlstone and Advance Nanotech does not control the distribution of any Owlstone dividends.  However, Advance Nanotech has expenditures associated with being a public company, which Advance Nanotech anticipates funding, at least in the short-term, through the repayment of an intercompany loan payable by Owlstone to Advance Nanotech.  The incurrence of expenditures beyond the cash flow received from the repayment of the intercompany loan by Owlstone could have a material adverse impact on Advance Nanotech’s operations, financial condition and cash flows.

Item 9.01    Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number		Description

99.1		Shareholder Letter, Dated December 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

By:	/s/ Thomas P. Finn
Name: Thomas P. Finn Title: Chief Financial Officer & Secretary

Dated:  December 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder Letter, dated December 3, 2009 *

* Filed herewith